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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    JUNE 4, 1999                                 0-23396
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   Date of Report (Date of earliest event reported)       Commission File Number

                     SKYLINE MULTIMEDIA ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

            NEW YORK                                   11-3182335
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(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)

                           350 FIFTH AVENUE, SUITE 612
                               NEW YORK, NY 10118
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               (Address of Principal Executive Offices) (Zip Code)

                                  212-564-2224
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              (Registrant's telephone number, including area code)

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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

1. On June 4, 1999, Skyline Multimedia Entertainment, Inc. (the "Company"), with the approval of the Company's Board of Directors, elected to replace Richard A. Eisner & Company, LLP ("RAE") as the Company's independent auditors with the accounting firm of Cornick, Garber, and Sandler, LLP.

2. RAE's reports for each of the two years ended June 30, 1998 included an explanatory paragraph explaining certain factors that raise substantial doubt about the Company's ability to continue as a going concern.

3. During the Company's two most recent fiscal years ended June 30, 1998, and through June 1999, there were no disagreements with RAE on any matter of accounting principles or practices, financial statement disclosure, auditing scope, or procedure which disagreements, if not resolved to the satisfaction of RAE, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

4. The Company has requested RAE to furnish it with a letter addressed to the Securities and Exchange Commission stating whether RAE agrees with the statements contained in the second and third paragraphs above. A copy of the letter from RAE to the Securities and Exchange Commission is filed as Exhibit 1 hereto.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)       not applicable

                  (b)       not applicable

                  (c)       Exhibit:

                           (1) Letter from RAE to the Securities and Exchange
                               Commission dated June 4, 1999.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 1999                 SKYLINE MULTIMEDIA ENTERTAINMENT, INC.
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                                   By: /s/ Robert Brenner
                                   Name:  Robert Brenner
                                   Title: President and Chief Executive Officer